UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2021

NUVEEN DOW 30SM DYNAMIC OVERWRITE FUND

(Exact name of registrant as specified in its charter)

Massachusetts	811-22970		47-1393396

(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification Number)

333 West Wacker Drive	Chicago	Illinois	60606

(Address of principal executive offices)			(Zip code)

Registrant’s telephone number, including area code: (800) 257-8787

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock	DIAX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01          Other Events

Effective August 6, 2021, the Fund’s Board of Trustees has eliminated the following investment policy with respect to the Fund:

“With respect to call options written on individual securities, the Fund will not write “naked” or uncovered call options.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVEEN DOW 30SM DYNAMIC OVERWRITE FUND

Date: August 6, 2021	By:	/s/ Mark L. Winget
	Name:	Mark L. Winget
	Title:	Vice President and Secretary